UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2009

CHANCERY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53142	26-4567259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Westgrove Drive, Suite 104, Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(214) 288-9897

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.	Other Events

On July 24, 2009, Chancery Resources, Inc. (the "Company") received a NI 43-101 Canadian Compliant Geological report on the El Cafetal Property as prepared and submitted by James R. Reeves, Reg., P.Geo., in his capacity as a geological consultant to the Company. Technical Report was formatted on Canadian National Instrument 43-101 ("NI 43-101"), which is a mineral resource classification scheme that provides strict guidelines for the public disclosure of scientific and technical information relating to mineral properties.. The Report has been posted on the Company's website - www.chancerymining.com - and can be reviewed there in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANCERY RESOURCES, INC.

/s/ Rafael Pinedo
Rafael Pinedo
President and Director

Date: July 24, 2009